Rule 497(e)

Registration Nos. 333-174332 and 811-22559

FIRST TRUST EXCHANGE-TRADED FUND IV
(the “Trust”)

FIRST TRUST SSI STRATEGIC CONVERTIBLE SECURITIES ETF
(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 1, 2019, AS SUPPLEMENTED ON MARCH 1, 2019

DATED MARCH 21, 2019

The Fund’s investment sub-advisor, SSI Investment Management Inc. (“SSI Inc.”), has agreed to be acquired by SSI Investment Management LLC (“SSI LLC”). Upon the completion of this acquisition, Resolute Investment Manager, Inc. has agreed to acquire a majority interest in SSI LLC (the “Transaction”). The Transaction is expected to close during the second quarter of 2019.

The Transaction is expected to be considered an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the investment sub-advisory agreement among the Trust, First Trust Advisors L.P., the Fund’s investment advisor (“FTA”), and SSI Inc. (the “Sub-Advisory Agreement”). As a result, the consummation of the Transaction would cause the Sub-Advisory Agreement to terminate in accordance with its terms.

The Board of Trustees of the Trust (the “Board”) recently approved an interim investment sub-advisory agreement appointing SSI LLC as the investment sub-advisor to the Fund (the “Interim Agreement”), which will be effective upon the closing of the Transaction and will continue in effect for a maximum period of 150 days. Furthermore, the Board approved a new investment sub-advisory agreement appointing SSI LLC as the investment sub-advisor to the Fund (the “New Agreement”) that will be submitted to shareholders of the Fund for approval and would take effect upon such shareholder approval. The New Agreement will be substantially similar to the Sub-Advisory Agreement. A special shareholder meeting of the Fund to vote on a proposal to approve the New Agreement is expected to be held in the first half of 2019. There can be no assurance that the shareholders of the Fund will vote to approve the New Agreement.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.